EXHIBIT 4.f


                             ANCILLARY AGREEMENT I
                (FEDERAL EXPRESS CORPORATION TRUST NO. N670FE)


               This Ancillary Agreement I ("Agreement") dated May 28, 1997 among Federal Express Corporation, a Delaware corporation, PMCC Leasing Corporation, a Delaware corporation, State Street Bank and Trust Company of Connecticut, National Association, a national banking association, not in its individual capacity but solely as Owner Trustee under the Lease, and First Security Bank, National Association, a national banking association, not in its individual capacity but solely as Indenture Trustee.

               Reference is made to that certain leveraged lease dated as of May 1, 1997 of one (1) Airbus A300F4-605R Aircraft initially bearing FAA Registration No. N670FE (or any replacement thereof under such lease). Capitalized terms used herein shall have the meaning assigned to such terms in the Participation Agreement (Federal Express Corporation Trust No. N670FE), dated as of May 1, 1997 (the "Participation Agreement"), among Federal Express Corporation, as Lessee ("Lessee"), PMCC Leasing Corporation, as Owner Participant ("Owner Participant"), State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise stated, but solely as Owner Trustee under the Trust Agreement referred to therein ("Owner Trustee"), First Security Bank, National Association, not in its individual capacity, except as otherwise stated, but solely as Indenture Trustee under the Trust Indenture and Security Agreement ("Indenture Trustee"), First Security Bank, National Association, not in its individual capacity, except as otherwise stated, but solely as Pass Through Trustee and First Security Bank, National Association, as Subordination Agent. With respect to said transaction the parties agree as follows, anything in the Operative Agreements to the contrary notwithstanding:

               1. The references to Event of Default in Section 4.01(a) of the Lease shall include Payment Default and Bankruptcy Default.

               2. Clause (iii) of the first sentence of Section 4.02(a) of the Lease shall also include a Payment Default.

               3. The words "or substantial civil unrest" shall be inserted after the words "such country shall not then be experiencing war" in Section 7.02(a)(i) of the Lease and "which is not experiencing war" in Section 7.02(a)(ii) of the Lease.

               4. Section 10.01(c) of the Lease shall be replaced with and read as follows:

                           (c) Payments to the Lessor. The total selling price realized at a sale pursuant to Section 10.01(b) hereof (the "Gross Sales Price") shall be retained by the Lessor (or the Indenture Trustee as long as the Indenture is in force) and, in addition, on or before the Proposed Termination Date, the Lessee shall pay to the Lessor (or the Indenture Trustee as long as the Indenture is in force), by wire transfer of immediately available funds, the sum of:

                           (i) the excess, if any, of the Termination Value for the Aircraft computed as of the Proposed Termination Date over the Gross Sales Price; plus

                           (ii)  the installment of Basic Rent due with
                     respect to the Aircraft on the Proposed Termination Date to the extent payable in arrears but not to the extent payable in advance; plus

                           (iii) all other amounts then due and payable by the
                     Lessee (including, without limitation, the aggregate amount of any Make-Whole Premium) under this Lease and any other Operative Agreement.

               All expenses of the sale shall be borne by the Lessee.

               5. The first proviso in Section 16.01(d) of the Lease shall be replaced with and read as follows:

                     provided, that in the event such failure is curable and so long as (but for no longer than 150 days after such 30-day period) the Lessee shall have promptly undertaken such cure after the Lessee receives notice thereof which undertaking shall be diligently and continuously pursued using the Lessee's reasonable best efforts, and so long as, in the case of the Lessee's obligation to remove Liens, during such extended cure period there is no (i) material danger of the sale, forfeiture or loss of the Lessor's
                     Estate, the Aircraft, the Airframe or any Engine or any interest therein, (ii) material risk of civil liabilities or (iii) risk of the assertion of criminal charges against the Lessor, the Owner Participant or the Indenture Trustee, such failure shall not constitute an Event of Default;.

               6. The definition of "Replacement Engine" in Schedule II to the Participation Agreement shall read as follows:

               Replacement Engine. A General Electric CF6-80C2-A5F engine (or an engine of the same or another manufacturer) of equal or greater value, airworthiness, remaining useful life and utility as the Engine being replaced, together with all Parts relating to such engine, and suitable for installation and use on the Airframe; provided, that an engine of another manufacturer of equivalent or greater value, utility, remaining useful life and airworthiness, and suitable for installation and use on the Airframe may constitute a Replacement Engine if at the time of replacement General Electric is no longer manufacturing engines certificated for use on the Airframe, the Lessee does not at the time of replacement own or lease any General Electric engines certificated for use on the Airframe or, except in connection with the return of the Aircraft under Article 12 of the Lease, General Electric is no longer manufacturing engines which reasonably fulfill the Lessee's operational requirements; and provided further that such engine shall be of the same make, model and manufacturer as the other engine installed on the Aircraft and shall be an engine of a type then being utilized by the Lessee on a significant number of other Airbus A300-600 airframes operated by the Lessee.

               7. The Assignment and Assumption Agreement shall be substantially in the form of Exhibit G-1 to the Participation Agreement, and the Owner Participant Guaranty shall be substantially in the form of Exhibit G-2 to the Participation Agreement.

               This Agreement is intended to be and shall be deemed an "Operative Agreement". This Agreement is further intended to amend and modify certain provisions of the other Operative Agreements as set forth herein, and in the event of any conflict between the provisions of this Agreement and any other Operative Agreement, the provisions hereof shall govern.

               To the extent that this Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Agreement may be created through the transfer or possession of any counterpart other than the original counterpart, which shall be the counterpart containing the receipt executed by the Indenture Trustee on its signature page.

               THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS.

               This Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be an original (except that only the counterpart bearing the receipt executed by the Indenture Trustee shall be the original for purposes of perfecting a security interest therein as chattel paper under the Uniform Commercial Code), but all such counterparts shall together constitute but one and the same instrument.

               This Agreement shall inure to the benefit of the addressees hereof and their respective successors and assigns.

               The parties hereto agree that acceptance of this Agreement may be made by the Indenture Trustee, on behalf of the Holders from time to time of the Certificates, by execution by the Indenture Trustee of the form of acceptance provided below, with the same effect as if such Holders had executed such form of acceptance.

               IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.


                                 FEDERAL EXPRESS CORPORATION


                                 By: _________________________________
                                       Name: Robert D. Henning
                                       Title: Assistant Treasurer and
                                             Managing Director -
                                             Structured Finance


                                 PMCC LEASING CORPORATION


                                 By: _________________________________
                                       Name: Joan D. Woodroof
                                       Title: Manager, Structured Finance


                                 STATE STREET BANK AND TRUST COMPANY
                                 OF CONNECTICUT, NATIONAL ASSOCIATION,
                                 not in its individual capacity,
                                 but solely as Owner Trustee


                                 By: _________________________________
                                       Name: Paul D. Allen
                                       Title: Vice President


                                 FIRST SECURITY BANK,
                                 NATIONAL ASSOCIATION,
                                 not in its individual capacity,
                                 but solely as Indenture Trustee


                                 By: _________________________________
                                       Name: Greg A. Hawley
                                       Title: Vice President


               Receipt of this original counterpart of the Ancillary Agreement I is hereby acknowledged on this ___ day of May 1997.


Indenture Trustee:               FIRST SECURITY BANK, NATIONAL ASSOCIATION
                                 not in its individual capacity,
                                 but solely as Indenture Trustee


                                 By: _________________________________
                                       Name: Greg A. Hawley
                                       Title: Vice President

                             ANCILLARY AGREEMENT I
                (FEDERAL EXPRESS CORPORATION TRUST NO. N671FE)


               This Ancillary Agreement I ("Agreement") dated May 28, 1997 among Federal Express Corporation, a Delaware corporation, PMCC Leasing Corporation, a Delaware corporation, State Street Bank and Trust Company of Connecticut, National Association, a national banking association, not in its individual capacity but solely as Owner Trustee under the Lease, and First Security Bank, National Association, a national banking association, not in its individual capacity but solely as Indenture Trustee.

               Reference is made to that certain leveraged lease dated as of May 1, 1997 of one (1) Airbus A300F4-605R Aircraft initially bearing FAA Registration No. N671FE (or any replacement thereof under such lease). Capitalized terms used herein shall have the meaning assigned to such terms in the Participation Agreement (Federal Express Corporation Trust No. N671FE), dated as of May 1, 1997 (the "Participation Agreement"), among Federal Express Corporation, as Lessee ("Lessee"), PMCC Leasing Corporation, as Owner Participant ("Owner Participant"), State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise stated, but solely as Owner Trustee under the Trust Agreement referred to therein ("Owner Trustee"), First Security Bank, National Association, not in its individual capacity, except as otherwise stated, but solely as Indenture Trustee under the Trust Indenture and Security Agreement ("Indenture Trustee"), First Security Bank, National Association, not in its individual capacity, except as otherwise stated, but solely as Pass Through Trustee and First Security Bank, National Association, as Subordination Agent. With respect to said transaction the parties agree as follows, anything in the Operative Agreements to the contrary notwithstanding:

               1. The references to Event of Default in Section 4.01(a) of the Lease shall include Payment Default and Bankruptcy Default.

               2. Clause (iii) of the first sentence of Section 4.02(a) of the Lease shall also include a Payment Default.

               3. The words "or substantial civil unrest" shall be inserted after the words "such country shall not then be experiencing war" in Section 7.02(a)(i) of the Lease and "which is not experiencing war" in Section 7.02(a)(ii) of the Lease.

               4. Section 10.01(c) of the Lease shall be replaced with and read as follows:

                           (c) Payments to the Lessor. The total selling price realized at a sale pursuant to Section 10.01(b) hereof (the "Gross Sales Price") shall be retained by the Lessor (or the Indenture Trustee as long as the Indenture is in force) and, in addition, on or before the Proposed Termination Date, the Lessee shall pay to the Lessor (or the Indenture Trustee as long as the Indenture is in force), by wire transfer of immediately available funds, the sum of:

                           (i) the excess, if any, of the Termination Value for the Aircraft computed as of the Proposed Termination Date over the Gross Sales Price; plus

                           (ii)  the installment of Basic Rent due with
                     respect to the Aircraft on the Proposed Termination Date to the extent payable in arrears but not to the extent payable in advance; plus

                           (iii) all other amounts then due and payable by the
                     Lessee (including, without limitation, the aggregate amount of any Make-Whole Premium) under this Lease and any other Operative Agreement.

               All expenses of the sale shall be borne by the Lessee.

               5. The first proviso in Section 16.01(d) of the Lease shall be replaced with and read as follows:

                     provided, that in the event such failure is curable and so long as (but for no longer than 150 days after such 30-day period) the Lessee shall have promptly undertaken such cure after the Lessee receives notice thereof which undertaking shall be diligently and continuously pursued using the Lessee's reasonable best efforts, and so long as, in the case of the Lessee's obligation to remove Liens, during such extended cure period there is no (i) material danger of the sale, forfeiture or loss of the Lessor's
                     Estate, the Aircraft, the Airframe or any Engine or any interest therein, (ii) material risk of civil liabilities or (iii) risk of the assertion of criminal charges against the Lessor, the Owner Participant or the Indenture Trustee, such failure shall not constitute an Event of Default;.

               6. The definition of "Replacement Engine" in Schedule II to the Participation Agreement shall read as follows:

               Replacement Engine. A General Electric CF6-80C2-A5F engine (or an engine of the same or another manufacturer) of equal or greater value, airworthiness, remaining useful life and utility as the Engine being replaced, together with all Parts relating to such engine, and suitable for installation and use on the Airframe; provided, that an engine of another manufacturer of equivalent or greater value, utility, remaining useful life and airworthiness, and suitable for installation and use on the Airframe may constitute a Replacement Engine if at the time of replacement General Electric is no longer manufacturing engines certificated for use on the Airframe, the Lessee does not at the time of replacement own or lease any General Electric engines certificated for use on the Airframe or, except in connection with the return of the Aircraft under Article 12 of the Lease, General Electric is no longer manufacturing engines which reasonably fulfill the Lessee's operational requirements; and provided further that such engine shall be of the same make, model and manufacturer as the other engine installed on the Aircraft and shall be an engine of a type then being utilized by the Lessee on a significant number of other Airbus A300-600 airframes operated by the Lessee.

               7. The Assignment and Assumption Agreement shall be substantially in the form of Exhibit G-1 to the Participation Agreement, and the Owner Participant Guaranty shall be substantially in the form of Exhibit G-2 to the Participation Agreement.

               This Agreement is intended to be and shall be deemed an "Operative Agreement". This Agreement is further intended to amend and modify certain provisions of the other Operative Agreements as set forth herein, and in the event of any conflict between the provisions of this Agreement and any other Operative Agreement, the provisions hereof shall govern.

               To the extent that this Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Agreement may be created through the transfer or possession of any counterpart other than the original counterpart, which shall be the counterpart containing the receipt executed by the Indenture Trustee on its signature page.

               THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS.

               This Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be an original (except that only the counterpart bearing the receipt executed by the Indenture Trustee shall be the original for purposes of perfecting a security interest therein as chattel paper under the Uniform Commercial Code), but all such counterparts shall together constitute but one and the same instrument.

               This Agreement shall inure to the benefit of the addressees hereof and their respective successors and assigns.

               The parties hereto agree that acceptance of this Agreement may be made by the Indenture Trustee, on behalf of the Holders from time to time of the Certificates, by execution by the Indenture Trustee of the form of acceptance provided below, with the same effect as if such Holders had executed such form of acceptance.

               IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.


                                 FEDERAL EXPRESS CORPORATION


                                 By: _________________________________
                                       Name: Robert D. Henning
                                       Title: Assistant Treasurer and
                                             Managing Director -
                                             Structured Finance


                                 PMCC LEASING CORPORATION


                                 By: _________________________________
                                       Name: Joan D. Woodroof
                                       Title: Manager, Structured Finance


                                 STATE STREET BANK AND TRUST COMPANY
                                 OF CONNECTICUT, NATIONAL ASSOCIATION,
                                 not in its individual capacity,
                                 but solely as Owner Trustee


                                 By: _________________________________
                                       Name: Paul D. Allen
                                       Title: Vice President


                                 FIRST SECURITY BANK,
                                 NATIONAL ASSOCIATION,
                                 not in its individual capacity,
                                 but solely as Indenture Trustee


                                 By: _________________________________
                                       Name: Greg A. Hawley
                                       Title: Vice President


               Receipt of this original counterpart of the Ancillary Agreement I is hereby acknowledged on this ___ day of May 1997.


Indenture Trustee:               FIRST SECURITY BANK, NATIONAL ASSOCIATION
                                 not in its individual capacity,
                                 but solely as Indenture Trustee


                                 By: _________________________________
                                       Name: Greg A. Hawley
                                       Title: Vice President

                             ANCILLARY AGREEMENT I
                (FEDERAL EXPRESS CORPORATION TRUST NO. N672FE)


               This Ancillary Agreement I ("Agreement") dated May 28, 1997 among Federal Express Corporation, a Delaware corporation, PMCC Leasing Corporation, a Delaware corporation, State Street Bank and Trust Company of Connecticut, National Association, a national banking association, not in its individual capacity but solely as Owner Trustee under the Lease, and First Security Bank, National Association, a national banking association, not in its individual capacity but solely as Indenture Trustee.

               Reference is made to that certain leveraged lease dated as of May 1, 1997 of one (1) Airbus A300F4-605R Aircraft initially bearing FAA Registration No. N672FE (or any replacement thereof under such lease). Capitalized terms used herein shall have the meaning assigned to such terms in the Participation Agreement (Federal Express Corporation Trust No. N672FE), dated as of May 1, 1997 (the "Participation Agreement"), among Federal Express Corporation, as Lessee ("Lessee"), PMCC Leasing Corporation, as Owner Participant ("Owner Participant"), State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise stated, but solely as Owner Trustee under the Trust Agreement referred to therein ("Owner Trustee"), First Security Bank, National Association, not in its individual capacity, except as otherwise stated, but solely as Indenture Trustee under the Trust Indenture and Security Agreement ("Indenture Trustee"), First Security Bank, National Association, not in its individual capacity, except as otherwise stated, but solely as Pass Through Trustee and First Security Bank, National Association, as Subordination Agent. With respect to said transaction the parties agree as follows, anything in the Operative Agreements to the contrary notwithstanding:

               1. The references to Event of Default in Section 4.01(a) of the Lease shall include Payment Default and Bankruptcy Default.

               2. Clause (iii) of the first sentence of Section 4.02(a) of the Lease shall also include a Payment Default.

               3. The words "or substantial civil unrest" shall be inserted after the words "such country shall not then be experiencing war" in Section 7.02(a)(i) of the Lease and "which is not experiencing war" in Section 7.02(a)(ii) of the Lease.

               4. Section 10.01(c) of the Lease shall be replaced with and read as follows:

                           (c) Payments to the Lessor. The total selling price realized at a sale pursuant to Section 10.01(b) hereof (the "Gross Sales Price") shall be retained by the Lessor (or the Indenture Trustee as long as the Indenture is in force) and, in addition, on or before the Proposed Termination Date, the Lessee shall pay to the Lessor (or the Indenture Trustee as long as the Indenture is in force), by wire transfer of immediately available funds, the sum of:

                           (i) the excess, if any, of the Termination Value for the Aircraft computed as of the Proposed Termination Date over the Gross Sales Price; plus

                           (ii)  the installment of Basic Rent due with
                     respect to the Aircraft on the Proposed Termination Date to the extent payable in arrears but not to the extent payable in advance; plus

                           (iii) all other amounts then due and payable by the
                     Lessee (including, without limitation, the aggregate amount of any Make-Whole Premium) under this Lease and any other Operative Agreement.

               All expenses of the sale shall be borne by the Lessee.

               5. The first proviso in Section 16.01(d) of the Lease shall be replaced with and read as follows:

                     provided, that in the event such failure is curable and so long as (but for no longer than 150 days after such 30-day period) the Lessee shall have promptly undertaken such cure after the Lessee receives notice thereof which undertaking shall be diligently and continuously pursued using the Lessee's reasonable best efforts, and so long as, in the case of the Lessee's obligation to remove Liens, during such extended cure period there is no (i) material danger of the sale, forfeiture or loss of the Lessor's
                     Estate, the Aircraft, the Airframe or any Engine or any interest therein, (ii) material risk of civil liabilities or (iii) risk of the assertion of criminal charges against the Lessor, the Owner Participant or the Indenture Trustee, such failure shall not constitute an Event of Default;.

               6. The definition of "Replacement Engine" in Schedule II to the Participation Agreement shall read as follows:

               Replacement Engine. A General Electric CF6-80C2-A5F engine (or an engine of the same or another manufacturer) of equal or greater value, airworthiness, remaining useful life and utility as the Engine being replaced, together with all Parts relating to such engine, and suitable for installation and use on the Airframe; provided, that an engine of another manufacturer of equivalent or greater value, utility, remaining useful life and airworthiness, and suitable for installation and use on the Airframe may constitute a Replacement Engine if at the time of replacement General Electric is no longer manufacturing engines certificated for use on the Airframe, the Lessee does not at the time of replacement own or lease any General Electric engines certificated for use on the Airframe or, except in connection with the return of the Aircraft under Article 12 of the Lease, General Electric is no longer manufacturing engines which reasonably fulfill the Lessee's operational requirements; and provided further that such engine shall be of the same make, model and manufacturer as the other engine installed on the Aircraft and shall be an engine of a type then being utilized by the Lessee on a significant number of other Airbus A300-600 airframes operated by the Lessee.

               7. The Assignment and Assumption Agreement shall be substantially in the form of Exhibit G-1 to the Participation Agreement, and the Owner Participant Guaranty shall be substantially in the form of Exhibit G-2 to the Participation Agreement.

               This Agreement is intended to be and shall be deemed an "Operative Agreement". This Agreement is further intended to amend and modify certain provisions of the other Operative Agreements as set forth herein, and in the event of any conflict between the provisions of this Agreement and any other Operative Agreement, the provisions hereof shall govern.

               To the extent that this Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Agreement may be created through the transfer or possession of any counterpart other than the original counterpart, which shall be the counterpart containing the receipt executed by the Indenture Trustee on its signature page.

               THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS.

               This Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be an original (except that only the counterpart bearing the receipt executed by the Indenture Trustee shall be the original for purposes of perfecting a security interest therein as chattel paper under the Uniform Commercial Code), but all such counterparts shall together constitute but one and the same instrument.

               This Agreement shall inure to the benefit of the addressees hereof and their respective successors and assigns.

               The parties hereto agree that acceptance of this Agreement may be made by the Indenture Trustee, on behalf of the Holders from time to time of the Certificates, by execution by the Indenture Trustee of the form of acceptance provided below, with the same effect as if such Holders had executed such form of acceptance.

               IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.


                                 FEDERAL EXPRESS CORPORATION


                                 By: _________________________________
                                       Name: Robert D. Henning
                                       Title: Assistant Treasurer and
                                             Managing Director -
                                             Structured Finance


                                 PMCC LEASING CORPORATION


                                 By: _________________________________
                                       Name: Joan D. Woodroof
                                       Title: Manager, Structured Finance


                                 STATE STREET BANK AND TRUST COMPANY
                                 OF CONNECTICUT, NATIONAL ASSOCIATION,
                                 not in its individual capacity,
                                 but solely as Owner Trustee


                                 By: _________________________________
                                       Name: Paul D. Allen
                                       Title: Vice President


                                 FIRST SECURITY BANK,
                                 NATIONAL ASSOCIATION,
                                 not in its individual capacity,
                                 but solely as Indenture Trustee


                                 By: _________________________________
                                       Name: Greg A. Hawley
                                       Title: Vice President


               Receipt of this original counterpart of the Ancillary Agreement I is hereby acknowledged on this ___ day of May 1997.


Indenture Trustee:               FIRST SECURITY BANK, NATIONAL ASSOCIATION
                                 not in its individual capacity,
                                 but solely as Indenture Trustee


                                 By: _________________________________
                                       Name: Greg A. Hawley
                                       Title: Vice President

                             ANCILLARY AGREEMENT I
                (FEDERAL EXPRESS CORPORATION TRUST NO. N673FE)


               This Ancillary Agreement I ("Agreement") dated May 28, 1997 among Federal Express Corporation, a Delaware corporation, PMCC Leasing Corporation, a Delaware corporation, State Street Bank and Trust Company of Connecticut, National Association, a national banking association, not in its individual capacity but solely as Owner Trustee under the Lease, and First Security Bank, National Association, a national banking association, not in its individual capacity but solely as Indenture Trustee.

               Reference is made to that certain leveraged lease dated as of May 1, 1997 of one (1) Airbus A300F4-605R Aircraft initially bearing FAA Registration No. N673FE (or any replacement thereof under such lease). Capitalized terms used herein shall have the meaning assigned to such terms in the Participation Agreement (Federal Express Corporation Trust No. N673FE), dated as of May 1, 1997 (the "Participation Agreement"), among Federal Express Corporation, as Lessee ("Lessee"), PMCC Leasing Corporation, as Owner Participant ("Owner Participant"), State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise stated, but solely as Owner Trustee under the Trust Agreement referred to therein ("Owner Trustee"), First Security Bank, National Association, not in its individual capacity, except as otherwise stated, but solely as Indenture Trustee under the Trust Indenture and Security Agreement ("Indenture Trustee"), First Security Bank, National Association, not in its individual capacity, except as otherwise stated, but solely as Pass Through Trustee and First Security Bank, National Association, as Subordination Agent. With respect to said transaction the parties agree as follows, anything in the Operative Agreements to the contrary notwithstanding:

               1. The references to Event of Default in Section 4.01(a) of the Lease shall include Payment Default and Bankruptcy Default.

               2. Clause (iii) of the first sentence of Section 4.02(a) of the Lease shall also include a Payment Default.

               3. The words "or substantial civil unrest" shall be inserted after the words "such country shall not then be experiencing war" in Section 7.02(a)(i) of the Lease and "which is not experiencing war" in Section 7.02(a)(ii) of the Lease.

               4. Section 10.01(c) of the Lease shall be replaced with and read as follows:

                           (c) Payments to the Lessor. The total selling price realized at a sale pursuant to Section 10.01(b) hereof (the "Gross Sales Price") shall be retained by the Lessor (or the Indenture Trustee as long as the Indenture is in force) and, in addition, on or before the Proposed Termination Date, the Lessee shall pay to the Lessor (or the Indenture Trustee as long as the Indenture is in force), by wire transfer of immediately available funds, the sum of:

                           (i) the excess, if any, of the Termination Value for the Aircraft computed as of the Proposed Termination Date over the Gross Sales Price; plus

                           (ii)  the installment of Basic Rent due with
                     respect to the Aircraft on the Proposed Termination Date to the extent payable in arrears but not to the extent payable in advance; plus

                           (iii) all other amounts then due and payable by the
                     Lessee (including, without limitation, the aggregate amount of any Make-Whole Premium) under this Lease and any other Operative Agreement.

               All expenses of the sale shall be borne by the Lessee.

               5. The first proviso in Section 16.01(d) of the Lease shall be replaced with and read as follows:

                     provided, that in the event such failure is curable and so long as (but for no longer than 150 days after such 30-day period) the Lessee shall have promptly undertaken such cure after the Lessee receives notice thereof which undertaking shall be diligently and continuously pursued using the Lessee's reasonable best efforts, and so long as, in the case of the Lessee's obligation to remove Liens, during such extended cure period there is no (i) material danger of the sale, forfeiture or loss of the Lessor's
                     Estate, the Aircraft, the Airframe or any Engine or any interest therein, (ii) material risk of civil liabilities or (iii) risk of the assertion of criminal charges against the Lessor, the Owner Participant or the Indenture Trustee, such failure shall not constitute an Event of Default;.

               6. The definition of "Replacement Engine" in Schedule II to the Participation Agreement shall read as follows:

               Replacement Engine. A General Electric CF6-80C2-A5F engine (or an engine of the same or another manufacturer) of equal or greater value, airworthiness, remaining useful life and utility as the Engine being replaced, together with all Parts relating to such engine, and suitable for installation and use on the Airframe; provided, that an engine of another manufacturer of equivalent or greater value, utility, remaining useful life and airworthiness, and suitable for installation and use on the Airframe may constitute a Replacement Engine if at the time of replacement General Electric is no longer manufacturing engines certificated for use on the Airframe, the Lessee does not at the time of replacement own or lease any General Electric engines certificated for use on the Airframe or, except in connection with the return of the Aircraft under Article 12 of the Lease, General Electric is no longer manufacturing engines which reasonably fulfill the Lessee's operational requirements; and provided further that such engine shall be of the same make, model and manufacturer as the other engine installed on the Aircraft and shall be an engine of a type then being utilized by the Lessee on a significant number of other Airbus A300-600 airframes operated by the Lessee.

               7. The Assignment and Assumption Agreement shall be substantially in the form of Exhibit G-1 to the Participation Agreement, and the Owner Participant Guaranty shall be substantially in the form of Exhibit G-2 to the Participation Agreement.

               This Agreement is intended to be and shall be deemed an "Operative Agreement". This Agreement is further intended to amend and modify certain provisions of the other Operative Agreements as set forth herein, and in the event of any conflict between the provisions of this Agreement and any other Operative Agreement, the provisions hereof shall govern.

               To the extent that this Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Agreement may be created through the transfer or possession of any counterpart other than the original counterpart, which shall be the counterpart containing the receipt executed by the Indenture Trustee on its signature page.

               THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS.

               This Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be an original (except that only the counterpart bearing the receipt executed by the Indenture Trustee shall be the original for purposes of perfecting a security interest therein as chattel paper under the Uniform Commercial Code), but all such counterparts shall together constitute but one and the same instrument.

               This Agreement shall inure to the benefit of the addressees hereof and their respective successors and assigns.

               The parties hereto agree that acceptance of this Agreement may be made by the Indenture Trustee, on behalf of the Holders from time to time of the Certificates, by execution by the Indenture Trustee of the form of acceptance provided below, with the same effect as if such Holders had executed such form of acceptance.

               IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.


                                 FEDERAL EXPRESS CORPORATION


                                 By: _________________________________
                                       Name: Robert D. Henning
                                       Title: Assistant Treasurer and
                                             Managing Director -
                                             Structured Finance


                                 PMCC LEASING CORPORATION


                                 By: _________________________________
                                       Name: Joan D. Woodroof
                                       Title: Manager, Structured Finance


                                 STATE STREET BANK AND TRUST COMPANY
                                 OF CONNECTICUT, NATIONAL ASSOCIATION,
                                 not in its individual capacity,
                                 but solely as Owner Trustee


                                 By: _________________________________
                                       Name: Paul D. Allen
                                       Title: Vice President


                                 FIRST SECURITY BANK,
                                 NATIONAL ASSOCIATION,
                                 not in its individual capacity,
                                 but solely as Indenture Trustee


                                 By: _________________________________
                                       Name: Greg A. Hawley
                                       Title: Vice President


               Receipt of this original counterpart of the Ancillary Agreement I is hereby acknowledged on this ___ day of May 1997.


Indenture Trustee:               FIRST SECURITY BANK, NATIONAL ASSOCIATION
                                 not in its individual capacity,
                                 but solely as Indenture Trustee


                                 By: _________________________________
                                       Name: Greg A. Hawley
                                       Title: Vice President

                             ANCILLARY AGREEMENT I
                (FEDERAL EXPRESS CORPORATION TRUST NO. N674FE)


               This Ancillary Agreement I ("Agreement") dated May 28, 1997 among Federal Express Corporation, a Delaware corporation, PMCC Leasing Corporation, a Delaware corporation, State Street Bank and Trust Company of Connecticut, National Association, a national banking association, not in its individual capacity but solely as Owner Trustee under the Lease, and First Security Bank, National Association, a national banking association, not in its individual capacity but solely as Indenture Trustee.

               Reference is made to that certain leveraged lease dated as of May 1, 1997 of one (1) Airbus A300F4-605R Aircraft initially bearing FAA Registration No. N674FE (or any replacement thereof under such lease). Capitalized terms used herein shall have the meaning assigned to such terms in the Participation Agreement (Federal Express Corporation Trust No. N674FE), dated as of May 1, 1997 (the "Participation Agreement"), among Federal Express Corporation, as Lessee ("Lessee"), PMCC Leasing Corporation, as Owner Participant ("Owner Participant"), State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise stated, but solely as Owner Trustee under the Trust Agreement referred to therein ("Owner Trustee"), First Security Bank, National Association, not in its individual capacity, except as otherwise stated, but solely as Indenture Trustee under the Trust Indenture and Security Agreement ("Indenture Trustee"), First Security Bank, National Association, not in its individual capacity, except as otherwise stated, but solely as Pass Through Trustee and First Security Bank, National Association, as Subordination Agent. With respect to said transaction the parties agree as follows, anything in the Operative Agreements to the contrary notwithstanding:

               1. The references to Event of Default in Section 4.01(a) of the Lease shall include Payment Default and Bankruptcy Default.

               2. Clause (iii) of the first sentence of Section 4.02(a) of the Lease shall also include a Payment Default.

               3. The words "or substantial civil unrest" shall be inserted after the words "such country shall not then be experiencing war" in Section 7.02(a)(i) of the Lease and "which is not experiencing war" in Section 7.02(a)(ii) of the Lease.

               4. Section 10.01(c) of the Lease shall be replaced with and read as follows:

                           (c) Payments to the Lessor. The total selling price realized at a sale pursuant to Section 10.01(b) hereof (the "Gross Sales Price") shall be retained by the Lessor (or the Indenture Trustee as long as the Indenture is in force) and, in addition, on or before the Proposed Termination Date, the Lessee shall pay to the Lessor (or the Indenture Trustee as long as the Indenture is in force), by wire transfer of immediately available funds, the sum of:

                           (i) the excess, if any, of the Termination Value for the Aircraft computed as of the Proposed Termination Date over the Gross Sales Price; plus

                           (ii)  the installment of Basic Rent due with
                     respect to the Aircraft on the Proposed Termination Date to the extent payable in arrears but not to the extent payable in advance; plus

                           (iii) all other amounts then due and payable by the
                     Lessee (including, without limitation, the aggregate amount of any Make-Whole Premium) under this Lease and any other Operative Agreement.

               All expenses of the sale shall be borne by the Lessee.

               5. The first proviso in Section 16.01(d) of the Lease shall be replaced with and read as follows:

                     provided, that in the event such failure is curable and so long as (but for no longer than 150 days after such 30-day period) the Lessee shall have promptly undertaken such cure after the Lessee receives notice thereof which undertaking shall be diligently and continuously pursued using the Lessee's reasonable best efforts, and so long as, in the case of the Lessee's obligation to remove Liens, during such extended cure period there is no (i) material danger of the sale, forfeiture or loss of the Lessor's
                     Estate, the Aircraft, the Airframe or any Engine or any interest therein, (ii) material risk of civil liabilities or (iii) risk of the assertion of criminal charges against the Lessor, the Owner Participant or the Indenture Trustee, such failure shall not constitute an Event of Default;.

               6. The definition of "Replacement Engine" in Schedule II to the Participation Agreement shall read as follows:

               Replacement Engine. A General Electric CF6-80C2-A5F engine (or an engine of the same or another manufacturer) of equal or greater value, airworthiness, remaining useful life and utility as the Engine being replaced, together with all Parts relating to such engine, and suitable for installation and use on the Airframe; provided, that an engine of another manufacturer of equivalent or greater value, utility, remaining useful life and airworthiness, and suitable for installation and use on the Airframe may constitute a Replacement Engine if at the time of replacement General Electric is no longer manufacturing engines certificated for use on the Airframe, the Lessee does not at the time of replacement own or lease any General Electric engines certificated for use on the Airframe or, except in connection with the return of the Aircraft under Article 12 of the Lease, General Electric is no longer manufacturing engines which reasonably fulfill the Lessee's operational requirements; and provided further that such engine shall be of the same make, model and manufacturer as the other engine installed on the Aircraft and shall be an engine of a type then being utilized by the Lessee on a significant number of other Airbus A300-600 airframes operated by the Lessee.

               7. The Assignment and Assumption Agreement shall be substantially in the form of Exhibit G-1 to the Participation Agreement, and the Owner Participant Guaranty shall be substantially in the form of Exhibit G-2 to the Participation Agreement.

               This Agreement is intended to be and shall be deemed an "Operative Agreement". This Agreement is further intended to amend and modify certain provisions of the other Operative Agreements as set forth herein, and in the event of any conflict between the provisions of this Agreement and any other Operative Agreement, the provisions hereof shall govern.

               To the extent that this Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Agreement may be created through the transfer or possession of any counterpart other than the original counterpart, which shall be the counterpart containing the receipt executed by the Indenture Trustee on its signature page.

               THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS.

               This Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be an original (except that only the counterpart bearing the receipt executed by the Indenture Trustee shall be the original for purposes of perfecting a security interest therein as chattel paper under the Uniform Commercial Code), but all such counterparts shall together constitute but one and the same instrument.

               This Agreement shall inure to the benefit of the addressees hereof and their respective successors and assigns.

               The parties hereto agree that acceptance of this Agreement may be made by the Indenture Trustee, on behalf of the Holders from time to time of the Certificates, by execution by the Indenture Trustee of the form of acceptance provided below, with the same effect as if such Holders had executed such form of acceptance.

               IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.


                                 FEDERAL EXPRESS CORPORATION


                                 By: _________________________________
                                       Name: Robert D. Henning
                                       Title: Assistant Treasurer and
                                             Managing Director -
                                             Structured Finance


                                 PMCC LEASING CORPORATION


                                 By: _________________________________
                                       Name: Joan D. Woodroof
                                       Title: Manager, Structured Finance


                                 STATE STREET BANK AND TRUST COMPANY
                                 OF CONNECTICUT, NATIONAL ASSOCIATION,
                                 not in its individual capacity,
                                 but solely as Owner Trustee


                                 By: _________________________________
                                       Name: Paul D. Allen
                                       Title: Vice President


                                 FIRST SECURITY BANK,
                                 NATIONAL ASSOCIATION,
                                 not in its individual capacity,
                                 but solely as Indenture Trustee


                                 By: _________________________________
                                       Name: Greg A. Hawley
                                       Title: Vice President


               Receipt of this original counterpart of the Ancillary Agreement I is hereby acknowledged on this ___ day of May 1997.


Indenture Trustee:               FIRST SECURITY BANK, NATIONAL ASSOCIATION
                                 not in its individual capacity,
                                 but solely as Indenture Trustee


                                 By: _________________________________
                                       Name: Greg A. Hawley
                                       Title: Vice President

                             ANCILLARY AGREEMENT I
                (FEDERAL EXPRESS CORPORATION TRUST NO. N587FE)

         This Ancillary Agreement I ("Agreement") dated December 13, 1996, as amended and restated as of May 28, 1997 among FEDERAL EXPRESS CORPORATION, as Lessee ("Lessee"), COMERICA LEASING CORPORATION (formerly known as CMCA Lease, Inc.) and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Owner Participants, WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee ("Owner Trustee"), and FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise stated, but solely as Indenture Trustee ("Indenture Trustee").

         Reference is made to that certain leveraged lease dated as of December 1, 1996, as amended and restated as of May 1, 1997 of one (1) McDonnell Douglas MD-11F Aircraft initially bearing FAA Registration No. N587FE (or any replacement thereof under such lease). Capitalized terms used herein shall have the meaning assigned to such terms in the Participation Agreement (Federal Express Corporation Trust No. N587FE), dated as of December 1, 1996, as amended and restated as of May 1, 1997 (the "Participation Agreement"), among the Lessee, the Owner Participants, Morgan Guaranty Trust Company of New York, as Original Loan Participant, the Owner Trustee, the Indenture Trustee, State Street Bank and Trust Company, as Original Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise stated, but solely as Pass Through Trustee, and First Security Bank, National Association, as Subordination Agent.

         With respect to said transaction the parties agree that the words "Payment Default, Bankruptcy Default or" shall be added to clause (i)(A) of the proviso to the first paragraph of Section 7.02(a) of the Lease before the words "Event of Default shall have occurred and be continuing on the date the sublease is entered into".

         This Agreement is intended to be and shall be deemed an "Operative Agreement". This Agreement is further intended to amend and modify certain provisions of the other Operative Agreements as set forth herein, and in the event of any conflict between the provisions of this Agreement and any other Operative Agreement, the provisions hereof shall govern.

         To the extent that this Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Agreement may be created through the transfer or possession of any counterpart other than the original counterpart, which shall be the counterpart containing the receipt executed by the Indenture Trustee on its signature page.

         THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS.

         This Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be an original (except that only the counterpart bearing the receipt executed by the Indenture Trustee shall be the original for purposes of perfecting a security interest therein as chattel paper under the Uniform Commercial Code), but all such counterparts shall together constitute but one and the same instrument.

         This Agreement shall inure to the benefit of the addressees hereof and their respective successors and assigns.

         The parties hereto agree that acceptance of this Agreement may be made by the Indenture Trustee, on behalf of the Holders from time to time of the Certificates, by execution by the Indenture Trustee of the form of acceptance provided below, with the same effect as if such Holders had executed such form of acceptance.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.


                           FEDERAL EXPRESS CORPORATION


                           By: ___________________________________________
                                 Name: Robert D. Henning
                                 Title: Assistant Treasurer and
                                       Managing Director -
                                       Structured Finance

Agreed and Accepted:

COMERICA LEASING CORPORATION


By: ________________________________________
    Name:
    Title:



NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION


By: ________________________________________
    Name:
    Title:



WILMINGTON TRUST COMPANY,
not in its individual capacity
but solely as Owner Trustee


By: ________________________________________
    Name:  Donald G. MacKelcan
    Title: Assistant Vice President



FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee


By: ________________________________________
    Name:  Greg A. Hawley
    Title: Vice President


         Receipt of this original counterpart of the Ancillary Agreement I is hereby acknowledged on this __ day of May 1997.


Indenture Trustee:               FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                                 not in its individual capacity,
                                 but solely as Indenture Trustee


                                 By: _________________________________________
                                     Name: Greg A. Hawley
                                     Title: Vice President